UNDISCOVERED MANAGERS FUNDS

JPMorgan Realty Income Fund
(All Share Classes)
(a series of Undiscovered Managers Funds)

Supplement dated February 16, 2007
to the Prospectuses dated
December 31, 2006

The information contained in the Average Annual Total Return table on page 11 of the Fund’s Class A, Class B and Class C Shares prospectus is hereby deleted in its entirety and replaced with the following:

	One Year	Five Years	Since Commencement of Investment Operations of the Fund (1/1/98)
Class A Shares — Return Before Taxes	9.49%	17.80%	13.13%
Class A Shares — Return After Taxes on Distributions	2.62%	14.23%	10.40%
Class A Shares — Return After Taxes on Distributions and Sale of Fund Shares	9.59%	14.14%	10.28%
Class B Shares — Return Before Taxes	10.04%	18.71%	13.79%
Class C Shares — Return Before Taxes	13.96%	18.90%	13.78%
MSCI US REIT Index(1), (ˆ) (Reflects no deductions for fees, expenses or taxes)	12.12%	18.71%	11.40%
Lipper Real Estate Funds Index(2), (ˆ) (Reflects no deduction for taxes)	12.27%	18.36%	11.48%

The information contained in the Average Annual Total Return table on page 10 of the Fund’s Institutional Class Shares, and page 5 of the Fund’s R Class Shares, prospectuses is hereby deleted in its entirety and replaced with the following:

	One Year	Five Years	Since Commencement of Investment Operations of the Fund (1/1/98)
Return Before Taxes	15.96%	19.24%	13.98%
Return After Taxes on Distributions	8.57%	15.56%	11.20%
Return After Taxes on Distributions and Sale of Fund Shares	13.99%	15.39%	11.03%
MSCI US REIT Index(1), (ˆ) (Reflects no deductions for fees, expenses or taxes)	12.12%	18.71%	11.40%
Lipper Real Estate Funds Index(2), (ˆ) (Reflects no deduction for taxes)	12.27%	18.36%	11.48%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-JPMRI-0207